Table of Contents
      USAA Family of Funds                                        1
      Message from the President                                  2
      Investment Review                                           4
      Message from the Managers                                   5
      Financial Information:
         Statement of Assets and Liabilities                      8
         Portfolio of Investments in Securities                   9
         Notes to Portfolio of Investments in Securities         14
         Statement of Operations                                 15
         Statements of Changes in Net Assets                     16
         Notes to Financial Statements                           17



Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Aggressive Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.



                        USAA Family of Funds Summary

       Fund                                             Minimum
     Type/Name                    Volatility           Investment*
     ---------                    ----------           ----------

CAPITAL APPRECIATION
=============================================================================
 Aggressive Growth                Very high              $3,000
 Emerging Markets(1)              Very high              $3,000
 First Start Growth               Moderate to high       $3,000
 Gold(1)                          Very high              $3,000
 Growth                           Moderate to high       $3,000
 Growth & Income                  Moderate               $3,000
 International(1)                 Moderate to high       $3,000
 S&P 500 Index(2)                 Moderate               $3,000
 Science
  & Technology(5)                 Very high              $3,000
 World Growth(1)                  Moderate to high       $3,000

ASSET ALLOCATION
=============================================================================
 Balanced Strategy(1)             Moderate               $3,000
 Cornerstone Strategy(1)          Moderate               $3,000
 Growth and Tax
  Strategy(3)                     Moderate               $3,000
 Growth Strategy(1)               Moderate to high       $3,000
 Income Strategy                  Low to moderate        $3,000

INCOME - TAXABLE
============================================================================
 GNMA                             Low to moderate        $3,000
 Income                           Moderate               $3,000
 Income Stock                     Moderate               $3,000
 Short-Term Bond                  Low                    $3,000

INCOME - TAX EXEMPT
============================================================================
 Long-Term(3)                     Moderate               $3,000
 Intermediate-Term(3)             Low to moderate        $3,000
 Short-Term(3)                    Low                    $3,000
 State Bond Income(3)**           Moderate               $3,000

MONEY MARKET
==========================================================================
 Money Market(4)                  Very low               $3,000
 Tax Exempt
  Money Market(3),(4)             Very low               $3,000
 Treasury Money
  Market Trust(4)                 Very low               $3,000
 State Money Market(3),(4)**      Very low               $3,000


(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
(2) S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.
(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.
(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
(5) This Fund may be more volatile than a fund that diversifies across many industries.

* The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.
** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.




Message from the President


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA, APPEARS HERE]

"We are now ready to
move to another plateau."

Back in 1980 we began to craft a family of mutual funds that would allow an investor to create a diversified portfolio suited to an individual's appetite for risk. In 1984 we started a brokerage service because we thought some members might want that. The two have grown beyond our dreams. Our fund family now offers 35 investment choices and our Brokerage Service has become a very significant presence in its industry. We are now ready to move to another plateau.

As I write this message, the USAA Investment Management Company is in the process of ending our long and mutually rewarding relationship with BHC Securities, and taking on all of the responsibilities of running our Brokerage Service. The term for this is "self-clearing." It includes our own seat on the Chicago Stock Exchange. Shortly after we achieve self-clearing, we shall also move our mutual fund accounts off of an internal system and onto the facilities of DST Systems, a Kansas City company that processes very much of the mutual fund industry's transactions. These two moves will greatly improve our ability to offer you better service.

Our goal is to give you a single investment account which can hold, track and report to you on almost any type of investment you wish to make. It will offer features such as low-cost loans based upon your investments,(1) easy movement of funds,(2) and a single statement. It will also be tied to other USAA services such as banking, fixed and variable annuities and property and casualty and life insurance. We will make this the only investment account you will need. You'll be hearing more on this in coming months.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board



For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (IMCO), including charges and expenses, please call for a prospectus. Read it carefully before you invest.

USAA Brokerage Services is a discount brokerage service of USAA IMCO, a member of the NASD.

(1) Margin borrowing allows you to buy securities using funds that we will loan you for payment. It can serve as a low-interest loan which can be used for any purpose. Not all securities can be margined, however. Margin borrowing involves additional risks.
(2) An investor should consider the fluctuating values of securities.




Investment Review


AGGRESSIVE GROWTH FUND

OBJECTIVE: Appreciation of capital.

TYPES OF INVESTMENTS: Common stock of companies with prospects of rapidly growing earnings.

-------------------------------------------------------------------------------
                                            7/31/97               1/31/98
===============================================================================
  Net Assets                            $754.0 Million        $701.4 Million
  Net Asset Value Per Share                 $32.82                $29.86
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/98
===============================================================================
     7/31/97 to 1/31/98          1 Year           5 Years          10 Years
         -1.88%(+)                3.75%            15.14%           13.97%
-------------------------------------------------------------------------------

(+) Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.



----------------------------------
CUMULATIVE PERFORMANCE COMPARISON
----------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund to the Russell 2000 Index and the Lipper Small Cap Funds Average from 01/31/88 to 01/31/98. The data points from the graph are as follows:


        USAA AGGRESSIVE           RUSSELL 2000               LIPPER SMALL
          GROWTH FUND                INDEX                CAP FUNDS AVERAGE
          ----------        --------------------------    -----------------

01/31/88   10,000                    10,000                    10,000
06/88      11,657                    12,167                    11,926
12/88      11,289                    11,979                    11,705
06/89      12,456                    13,725                    13,640
12/89      13,162                    13,927                    14,644
06/90      13,760                    14,131                    15,579
12/90      11,593                    11,215                    13,092
06/91      14,558                    14,318                    16,176
12/91      19,903                    16,378                    20,126
06/92      15,249                    16,400                    18,492
12/92      18,209                    19,394                    22,555
06/93      17,542                    20,666                    23,559
12/93      19,691                    23,055                    26,452
06/94      16,682                    21,563                    24,183
12/94      19,531                    22,635                    26,466
06/95      23,308                    25,900                    30,844
12/95      29,377                    29,074                    35,498
06/96      36,065                    32,087                    40,251
12/96      34,217                    33,870                    41,042
06/97      35,445                    37,326                    44,028
12/97      36,804                    41,445                    48,300
01/31/98   36,965                    41,445                    47,533



The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund to the broad-based Russell 2000(Registered Trademark) Index and the Lipper Small Cap Funds Average. The Russell 2000(Registered Trademark) is a widely recognized unmanaged small cap index consisting of the 2,000 smallest companies within the Russell 3000(Registered Trademark) Index. The Lipper Small Cap Funds Average is an average of all the small cap funds, as reported by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds.



                           Message from the Managers



[PHOTOGRAPH OF THE FOLLOWING PORTFOLIO MANAGERS APPEARS HERE:
        ERIC M. EFRON, CFA
        JOHN K. CABELL, JR., CFA]


PERFORMANCE
During the six-month period that ended on January 31, 1998, U.S. equity markets went through two distinct phases. From August through September, the market was in a positive phase, during which widely held expectations for sustained low interest rates and healthy earnings growth buoyed domestic stock prices. From October through January, the Asian currency and economic crises undermined investors' confidence in both the international and domestic markets. In addition, the announcement of disappointing earnings by such high profile companies as Gillette and Coca Cola further eroded sentiment in the investment community. As a result, stock prices relinquished a good part of the gains they enjoyed in the immediately preceding months.

Small capitalization growth stocks, which account for the bulk of the Fund's investments, continued to underperform most other equity classes in general. This was reflected in the performance of the Fund. For the six-month period, the Fund generated a total return of -1.88% versus 4.42% for the Russell 2000 Index.(1)

PORTFOLIO STRATEGY
We continue to believe that sustained rapid earnings growth is the most effective way to build value over the long term. We also believe that, in general, high-quality smaller companies have the potential to capitalize quickly on emerging trends in our economy and society, to grow faster, and, therefore, to appreciate more rapidly than larger ones. With this in mind, we continue to invest most of the Fund's assets in small cap growth equities.


(1) The broad-based Russell 2000(Registered Trademark) Index is an unmanaged, widely recognized small cap index consisting of the 2,000 smallest companies within the Russell 3000(Registered Trademark) Index.


Nevertheless, we recognize that small cap stocks can be very volatile. We also recognize that they can underperform larger stocks over extended periods of time. In order to mitigate these problems, we have invested some of our funds in highly visible, well-known large growth stocks such as Intel, Microsoft, Cisco Systems, Dell Computer, Home Depot, Southwest Airlines, and Household International, just to name a few. Although these are large companies, they are still innovative, rapidly growing, and, therefore, consistent with our investment style and spirit.

We have cut back on the number of equity positions. It is felt that the concentration of our investments into fewer, but larger positions, will increase the impact that each holding has on the portfolio and will increase the potential for improved overall performance.

The Fund continues to invest heavily in the technology, telecommunications services, and energy sectors. Despite their potentially extreme volatility, technology stocks are a core component to the portfolio and, on a long-term basis, are worth the risks associated with them. Technology lies at the heart of many of the changes that are transforming our world and is essential to enhancing productivity and competitiveness. We have taken advantage of the weakness of technology stocks, particularly small cap ones, in recent months to build significant positions at what we think will prove to be bargain prices.

Earnings of telecommunications services companies are not particularly sensitive to the economy. Furthermore, many of these companies have no overseas exposure at all, and therefore should not subject investors to worries about problems overseas. Finally, the regulatory climate is extremely favorable. Local monopolies are being dismantled around the world, giving rise to the creation of smaller, entrepreneurial service providers in the local, long distance, and wireless sectors. These companies are poised for rapid growth and consolidation. Accordingly, we have invested in a large number of names in this area, including Winstar Communications, LCI, Omnipoint, and Pacific Gateway Exchange.

The Fund has invested heavily in the Oil & Gas-Drilling/Equipment sector. Companies such as Friede Goldman, Santa Fe International, and R & B Falcon provide technology and equipment that enhance productivity and reduce costs in the energy exploration and services area. Energy-related stocks have declined in recent months over concerns about falling oil and gas costs, and represent compelling investment opportunities at current levels.

OUTLOOK
Equity markets are likely to remain volatile. On the positive side, interest rates are low, and there appears to be no compelling reason why they should move up significantly. The situation also appears favorable on the inflation front. However, concerns about the economy may temper investor enthusiasm in the months to come. Investors should keep in mind that potential returns, particularly in aggressive growth funds such as this one, are not generated at a steady rate over time. Rather they tend to come in dramatic bursts, often in compressed time periods, and often when we least expect it. Patience is advised. We believe that this patience may be rewarded over the long term.


===============================================

           TOP 10 EQUITY HOLDINGS
             (% OF NET ASSETS)

  Cisco Systems                  2.3
  3Com                           1.8
  Microsoft                      1.7
  AAR                            1.6
  Express Scripts                1.3
  Suiza Foods                    1.3
  Household International        1.2
  Dell Computer                  1.1
  Intel                          1.1
  Papa John's International      1.0


===============================================





==========================================================

                       TOP 10 INDUSTRIES
                       (% OF NET ASSETS)


  Oil & Gas -  Drilling/Equipment                    7.2
  Computer  -  Networking                            6.0
  Computer  Software & Service                       5.8
  Communication  Equipment                           5.3
  Finance - Consumer                                 4.9
  Healthcare - Specialized Services                  4.5
  Biotechnology                                      4.0
  Electronics - Semiconductors                       3.7
  Services - Commercial & Consumer                   3.7
  Telephones                                         3.6


See page 9 for a complete listing of the Portfolio of Investments in Securities.

============================================================



AGGRESSIVE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 1998
(Unaudited)


ASSETS
   Investments in securities, at market value (identified cost of $567,756)            $720,864
   Cash                                                                                     217
   Receivables:
      Capital shares sold                                                                   830
      Dividends                                                                              14
      Securities sold                                                                     3,235
                                                                                       --------
         Total assets                                                                   725,160
                                                                                       --------


LIABILITIES
   Securities purchased                                                                  22,455
   Capital shares redeemed                                                                  753
   USAA Investment Management Company                                                       230
   USAA Transfer Agency Company                                                             165
   Accounts payable and accrued expenses                                                    110
                                                                                       --------
         Total liabilities                                                               23,713
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $701,447
                                                                                       ========


REPRESENTED BY:
   Paid-in capital                                                                     $489,364
   Accumulated net investment loss                                                       (1,027)
   Accumulated net realized gain on investments                                          60,002
   Net unrealized appreciation of investments                                           153,108
                                                                                       --------
            Net assets applicable to capital shares outstanding                        $701,447
                                                                                       ========
   Capital shares outstanding                                                            23,490
                                                                                       ========
   Net asset value, redemption price, and offering price per share                     $  29.86
                                                                                       ========

See accompanying notes to financial statements.





AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS IN SECURITIES

January 31, 1998
(Unaudited)



                                          Market
  Number                                  Value
of Shares          Security               (000)
---------          --------               -----

          COMMON STOCKS (93.6%)

         Advertising / Marketing (0.5%)
  77,000 Lamar Advertising
          Co. "A"*                        $ 3,162
  37,530 Obie Media Corp.*                    384
-------------------------------------------------
                                            3,546
-------------------------------------------------

         Aerospace/Defense (2.6%)
 250,000 AAR Corp.                         11,375
 100,000 Aviation Sales Co.*                3,744
  78,800 Triumph Group, Inc.*               2,935
-------------------------------------------------
                                           18,054
-------------------------------------------------

         Air Freight (1.1%)
 150,000 Eagle USA Airfreight, Inc.*        4,406
  50,000 FDX Corp.*                         3,253
-------------------------------------------------
                                            7,659
-------------------------------------------------

         Airlines (1.2%)
 100,000 Midwest Express
          Holdings, Inc.*                   4,156
 177,500 Southwest Airlines Co.             4,626
-------------------------------------------------
                                            8,782
-------------------------------------------------

         Banks - Major Regional (1.6%)
 100,000 Bank United Corp.                  4,131
  68,575 Columbia Banking
          Systems, Inc.*                    1,946
  60,000 First Security Corp.               2,092
  90,600 Hamilton Bancorp, Inc.*            3,347
-------------------------------------------------
                                           11,516
-------------------------------------------------

         Beverages - Alcoholic (1.0%)
 100,000 Robert Mondavi Corp.*              3,619
  80,000 Beringer Wine Estates
          Holdings, Inc.*                   3,230
-------------------------------------------------
                                            6,849
-------------------------------------------------

         Biotechnology (4.0%)
 100,000 Centocor, Inc.*                    4,006
  81,000 CN Biosciences, Inc.*              2,076
 120,000 Genzyme Corp.*                     3,203
  40,000 IDEC Pharmaceuticals
          Corp.*                            1,670
  80,000 Immunex Corp.*                     4,395
 100,000 Med Immune, Inc.*                  4,587
  50,000 Protein Design Labs, Inc.*         1,869
  53,000 SangStat Medical Corp.*            1,497
 255,000 Techne Corp.*                      4,590
-------------------------------------------------
                                           27,893
-------------------------------------------------

         Broadcasting - Radio
          & TV (1.9%)
  90,000 Clear Channel
          Communications, Inc.*             6,930
  55,400 Gray Communications
          Systems, Inc. "B"                 1,337
  65,982 Hearst-Argyle
          Television, Inc.                  1,798
  85,800 Univision Communications,
          Inc. "A"*                         3,271
-------------------------------------------------
                                           13,336
-------------------------------------------------

         Building Material Group (1.0%)
 150,000 Fastenal Co.                       6,591
  35,000 Wilmar Industries, Inc.*             770
-------------------------------------------------
                                            7,361
-------------------------------------------------

         Communication
          Equipment (5.3%)
 127,800 Advanced Fibre
          Communications, Inc.*             3,802
 262,500 Brightpoint, Inc.*                 4,413
  36,000 CIENA Corp.*                       1,982
 152,000 Datum, Inc.*                       2,128
 199,400 Harmonic Lightwaves, Inc.*         2,343
 154,100 Innova Corp.*                      2,350
 171,100 Ortel Corp.*                       2,225
 200,000 P-Com, Inc.*                       3,900
 142,900 Pairgain Technologies,
          Inc.*                             2,626
 224,400 Positron Fiber
          Systems Corp.*                    1,290
  50,000 QualComm, Inc.*                    2,594
 106,450 REMEC, Inc.*                       2,741
 131,900 Spectrian Corp.*                   2,308
 123,000 Yurie Systems, Inc.*               2,445
-------------------------------------------------
                                           37,147
-------------------------------------------------

         Computer - Hardware (2.2%)
  80,700 Dell Computer Corp.*               8,024
  36,400 JetFax, Inc.*                        132
 173,600 Sandisk Corp.*                     3,472
 101,500 SCM Microsystems, Inc.*            3,502
-------------------------------------------------
                                           15,130
-------------------------------------------------

         Computer -
          Networking (6.0%)
 388,250 3Com Corp.*                       12,837
 170,500 Ascend Communications,
          Inc.*                             5,040
 259,200 Cisco Systems, Inc.*              16,346
 141,300 FORE Systems, Inc.*                2,084
 109,300 International Network
          Services*                         2,732
 159,600 Xylan Corp.*                       2,953
-------------------------------------------------
                                           41,992
-------------------------------------------------

         Computer -
          Peripherals (1.1%)
 246,800 HMT Technology Corp.*              2,684
 189,900 Komag, Inc.*                       2,564
 151,700 Read-Rite Corp.*                   2,247
-------------------------------------------------
                                            7,495
-------------------------------------------------

         Computer Software
          & Service (5.8%)
 108,800 Axiom, Inc.*                         530
 125,100 CCC Information Services
          Group, Inc.*                      2,737
  20,000 Complete Business
          Solutions, Inc.*                    924
 167,200 CrossKeys Systems Corp.*           2,320
 103,600 Crystal Systems
          Solutions Ltd.*                   2,383
 120,000 Harbinger Corp.*                   2,970
 163,200 Macrovision Corp.*                 2,591
  80,700 Microsoft Corp.*                  12,040
 100,000 Pixar, Inc.*                       2,900
 100,000 PLATINUM
          Technology, Inc.*                 2,800
 206,500 Rational Software Corp.*           2,336
  67,700 Security Dynamics
          Technologies, Inc.*               2,386
  52,500 Sterling Commerce,
          Inc.*                             1,906
 120,000 XcelleNet, Inc.*                   2,010
-------------------------------------------------
                                           40,833
-------------------------------------------------

         Drugs (1.8%)
 100,000 Dura Pharmaceuticals,
          Inc.*                             3,969
 100,000 Elan Corp. plc ADR*                5,193
 100,000 Jones Medical
          Industries, Inc.                  3,494
-------------------------------------------------
                                           12,656
-------------------------------------------------

         Electronics -
          Instrumentation (0.1%)
   5,460 Thermo Vision Corp.*                  38(a)
-------------------------------------------------

         Electronics -
          Semiconductors (3.7%)
  91,900 Intel Corp.                        7,444
  70,100 Lattice Semiconductor
          Corp.*                            3,233
 105,600 Microchip Technology,
          Inc.*                             2,439
 221,500 TranSwitch Corp.*                  2,602
  97,900 Triquint Semiconductor,
          Inc.*                             2,496
  64,800 Vitesse Semiconductor
          Corp.*                            2,815
 132,000 VLSI Technology, Inc.*             2,632
 173,200 Zoran Corp.*                       2,674
-------------------------------------------------
                                           26,335
-------------------------------------------------

         Equipment -
          Semiconductors (3.3%)
 171,600 Brooks Automation, Inc.*           2,789
 135,000 Cerprobe Corp.*                    2,464
 182,800 CFM Technologies, Inc.*            2,696
 159,600 Cymer, Inc.*                       2,643
 150,500 Electroglas, Inc.*                 2,182
  80,000 Etec Systems, Inc.*                3,320
 159,500 Integrated Process
          Equipment Corp.*                  2,333
 111,400 Photronics, Inc.*                  2,562
 104,700 Speedfam
          International, Inc.*              2,493
-------------------------------------------------
                                           23,482
-------------------------------------------------

         Finance - Consumer (2.0%)
  29,500 Associates First
          Capital Corp.                     2,006
  65,000 Household
          International, Inc.               8,092
 150,000 NCO Group, Inc.*                   3,713
-------------------------------------------------
                                           13,811
-------------------------------------------------

         Foods (1.3%)
 150,000 Suiza Foods Corp.*                 9,141
-------------------------------------------------

         Healthcare -
          Diversified (1.0%)
 131,200 PAREXEL
          International Corp.*              4,527
  75,400 Superior Consultant
          Holdings Corp.*                   2,337
-------------------------------------------------
                                            6,864
-------------------------------------------------

         Healthcare - Specialized
          Services (4.5%)
 116,090 Concentra Managed
          Care, Inc.*                       3,729
 100,000 ESC Medical Systems Ltd.*          3,703
 150,000 Express Scripts, Inc. "A"*         9,187
  81,750 MedQuist, Inc.*                    2,493
 251,600 Orthodontic Centers of
          America, Inc.*                    4,246
  68,000 Pediatrix Medical
          Group, Inc.*                      2,542
 100,000 Renal Care Group, Inc.*            3,388
  91,666 Total Renal Care
          Holdings, Inc.*                   2,229
-------------------------------------------------
                                           31,517
-------------------------------------------------

         Home Furnishings
          & Appliances (1.0%)
 150,000 Ethan Allen Interiors, Inc.        7,181
-------------------------------------------------

         Hospitals (1.2%)
 165,000 National Surgery
          Centers, Inc.*                    4,043
 100,000 Universal Health
          Services, Inc.*                   4,662
-------------------------------------------------
                                            8,705
-------------------------------------------------

         Internet Services (2.1%)
 181,200 Concentric Network Corp.*          1,925
 158,900 Network Solutions,
          Inc. "A"*                         2,979
 196,800 Preview Travel, Inc.*              3,050
 202,100 Sportsline USA, Inc.*              4,295
 199,400 USWeb Corp.*                       2,331
-------------------------------------------------
                                           14,580
-------------------------------------------------

         Investment Banks /
          Brokerage (0.5%)
 105,000 Charles Schwab Corp.               3,832
-------------------------------------------------

         Investment Companies (0.8%)
 125,000 Sirrom Capital Corp.               5,875
-------------------------------------------------

         Lodging/Hotel (0.7%)
  80,000 Four Seasons Hotels, Inc.          2,355
  52,500 Promus Hotel Corp.*                2,372
-------------------------------------------------
                                            4,727
-------------------------------------------------

         Medical Products
          & Supplies (2.9%)
 100,000 Henry Schein, Inc.*                3,300
  76,600 Ocular Sciences, Inc.*             2,039
 150,000 Omnicare, Inc.                     4,312
 158,700 Serologicals Corp.*                4,424
 125,000 Sybron Corp.*                      5,930
-------------------------------------------------
                                           20,005
-------------------------------------------------

         Nursing Care (1.2%)
 200,000 HEALTHSOUTH
          Rehabilitation Corp.*             4,487
 100,000 Sunrise Assisted
          Living, Inc.*                     4,013
-------------------------------------------------
                                            8,500
-------------------------------------------------

         Oil & Gas - Drilling/
          Equipment (7.2%)
 100,000 Carbo Ceramics, Inc.               2,825
  70,000 Cooper Cameron Corp.*              3,601
  70,200 Diamond Offshore
          Drilling, Inc.*                   3,137
  85,000 Dril-Quip, Inc.*                   2,518
 112,000 EVI, Inc.*                         4,522
 140,600 Friede Goldman
          International, Inc.*              3,858
 100,000 Global Industries Ltd.*            1,475
  23,400 Gulfmark Offshore, Inc.*             667
 105,000 Halter Marine
          Group, Inc.*                      2,166
 100,000 Hvide Marine, Inc. "A"*            1,837
 100,000 National-Oilwell, Inc.*            2,650
  75,000 Petroleum
          Geo-Services ADR*                 4,069
 160,000 R & B Falcon Corp.*                4,840
  95,900 Santa Fe International
          Corp.                             3,506
  80,000 Transocean Offshore,
          Inc.                              3,180
  61,800 Trico Marine
          Services, Inc.*                   1,027
  61,000 UNIFAB International,
          Inc.*                               877
  89,400 Varco International, Inc.*         1,833
  48,500 Veritas DGC, Inc.*                 1,791
-------------------------------------------------
                                           50,379
-------------------------------------------------

         Personal Care (0.9%)
  75,000 Estee Lauder
          Companies, Inc.                   4,120
  50,000 Revlon, Inc. "A"*                  2,119
-------------------------------------------------
                                            6,239
-------------------------------------------------

         Restaurants (1.0%)
 211,950 Papa John's
          International, Inc.*              7,339
-------------------------------------------------

         Retail - Building
          Supplies (0.9%)
 105,000 Home Depot, Inc.                   6,333
-------------------------------------------------

         Retail - Food (0.6%)
 100,000 Dominick's
          Supermarkets, Inc.*               3,962
-------------------------------------------------

         Retail - General
          Merchandising (0.7%)
 122,500 Dollar Tree Stores, Inc.*          5,214
-------------------------------------------------

         Retail - Specialty (2.4%)
 150,000 99 Cents Only Stores*              4,762
 100,000 Abercrombie
          & Fitch Co.*                      3,113
  49,000 Cost Plus, Inc.*                   1,213
  90,300 Hibbett Sporting
          Goods, Inc.*                      2,037
 150,000 Party City Corp.*                  3,375
 100,000 Rental Service Corp.*              2,194
-------------------------------------------------
                                           16,694
-------------------------------------------------

         Retail - Specialty
          Apparel (0.9%)
 100,000 Delia's, Inc.*                     2,763
  76,200 Gadzooks, Inc.*                    1,524
 107,100 K&G Men's Center, Inc.*            2,075
-------------------------------------------------
                                            6,362
-------------------------------------------------

         Services - Commercial
          & Consumer (3.7%)
 166,200 Altron, Inc.*                      2,296
  64,000 Fine Host Corp.*                     240(b)
  73,300 Flextronics
          International Ltd.*               2,611
  70,000 Hertz Corp.*                       2,800
 150,000 International Total
          Services, Inc.*                   2,906
  90,600 Learning Tree
          International, Inc.*              2,446
 100,000 MSC Industrial
          Direct Co.*                       4,463
  60,000 Rural/Metro Corp.*                 1,815
 135,000 Stewart Enterprises, Inc.          6,210
-------------------------------------------------
                                           25,787
-------------------------------------------------

          Services - Computer
           Systems (0.3%)
  61,600 Mastech Corp.*                     2,298
-------------------------------------------------

         Services - Data
          Processing (1.0%)
 126,100 Checkfree Holdings Corp.*          3,121
  54,600 Computer Horizons Corp.*           2,285
 184,000 Credit Management
          Solutions, Inc.*                  1,725
-------------------------------------------------
                                            7,131
-------------------------------------------------

         Telecommunications -
          Cellular/Wireless (1.5%)
 205,000 Aerial Communications,
          Inc.*                             1,589
 233,500 Microcell
          Telecommunications,
          Inc. "B"*                         1,459
 118,200 Omnipoint Corp.*                   2,992
  92,300 Powertel, Inc.*                    1,892
 114,000 Western Wireless
          Corp. "A"*                        2,287
-------------------------------------------------
                                           10,219
-------------------------------------------------

         Telecommunications -
          Long Distance (3.6%)
 124,600 ITC DeltaCom, Inc.*                2,383
  63,600 IXC Communications, Inc.*          2,453
  74,000 LCI International, Inc.*           2,123
  45,500 Pacific Gateway
          Exchange, Inc.*                   2,453
 103,600 Premiere
          Technologies, Inc.*               2,590
  29,000 Qwest Communications
          International, Inc.*              2,055
  77,000 RSL Communications Ltd.*           1,713
  77,300 SmarTalk TeleServices, Inc.*       2,242
  73,700 STAR Telecommunications,
          Inc.*                             2,824
 105,800 Startec Global
          Communications Corp.*             2,089
  90,000 Tel-Save Holdings, Inc.*           2,137
-------------------------------------------------
                                           25,062
-------------------------------------------------

         Telephones (3.6%)
 130,700 American Communications
          Services, Inc.*                   2,042
 135,900 Electric Lightware,
          Inc. "A"*                         1,886
 153,200 GST Telecommunications,
          Inc.*                             1,724
  64,200 ICG Communications, Inc.*          1,581
  41,500 Intermedia Communications
          of Florida, Inc.*                 2,552
  46,100 McLeod, Inc.*                      1,588
 114,500 Metromedia Fiber
          Network, Inc. "A"*                2,848
 142,200 MetroNet Communications
          Corp. "B"*                        3,008
  87,700 NEXTLINK Communications,
          Inc. "A"*                         2,182
  96,600 Teligent, Inc. "A"*                2,777
  98,000 Winstar
          Communications, Inc.*             3,203
-------------------------------------------------
                                           25,391
-------------------------------------------------

         Textiles - Apparel (1.0%)
  66,700 North Face, Inc.*                  1,676
 120,000 Tommy Hilfiger Corp.*              5,227
-------------------------------------------------
                                            6,903
-------------------------------------------------

         Truckers (0.4%)
 100,000 Coach USA, Inc.*                   2,894
-------------------------------------------------

         Waste Management (0.5%)
 100,000 American Disposal
          Services, Inc.*                   3,313
-------------------------------------------------
Total common stocks
 (cost: $503,254)                         656,362
-------------------------------------------------


Principal                                 Market
 Amount                                    Value
 (000)             Security                (000)
 -----             --------                ----

                 SHORT-TERM (9.2%)
         U.S. Government
          & Agency Issues (6.3%)
$ 20,117 Federal Home Loan
          Mortgage Corp.,
          5.40%, 2/05/98                  $20,102
  24,292 Federal National Mortgage
          Assn., 5.41%, 2/02/98            24,285
-------------------------------------------------
                                           44,387
-------------------------------------------------

         Commercial Paper (2.9%)
  20,125 Ford Motor Credit Co.,
          5.61%, 2/03/98                   20,115
-------------------------------------------------
Total short-term (cost: $64,502)           64,502
-------------------------------------------------
Total investments (cost: $567,756)       $720,864
=================================================




NOTES TO PORTFOLIO OF INVESTMENTS IN SECURITIES


GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.0% of net assets at January 31, 1998.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
(a) Shares were received as a stock dividend and were temporarily restricted as to disposition. At January 31, 1998, this security was designated as restricted and illiquid and was valued using methods determined by the Manager under general supervision of the Board of Directors.

(b) Security was deemed to be illiquid by the Manager due to suspension of trading based on reports that the company had made an inappropriate calculation of earnings. This security was valued using methods determined by the Manager under general supervision of the Board of Directors. At January 31, 1998, this security represented .03% of the Fund's net assets.

* Non-income producing.

See accompanying notes to financial statements.







AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 1998
(Unaudited)


Net investment loss:
   Income:
      Dividends                                                       $    707
      Interest                                                           1,006
                                                                      --------
         Total income                                                    1,713
                                                                      --------
   Expenses:
      Management fees                                                    1,471
      Transfer agent's fees                                                960
      Custodian's fees                                                      99
      Postage                                                               96
      Shareholder reporting fees                                            38
      Directors' fees                                                        2
      Registration fees                                                     46
      Professional fees                                                     17
      Other                                                                 11
                                                                      --------
         Total expenses                                                  2,740
                                                                      --------
            Net investment loss                                         (1,027)
                                                                      --------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                    91,047
   Change in net unrealized appreciation/depreciation                 (104,712)
                                                                      --------
            Net realized and unrealized loss                           (13,665)
                                                                      --------
Decrease in net assets resulting from operations                      $(14,692)
                                                                      ========

See accompanying notes to financial statements.




AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 1998
and Year ended July 31, 1997
(Unaudited)


                                                      1/31/98        7/31/97
                                                      -------        -------
From operations:
   Net investment loss                             $  (1,027)       $  (3,280)
   Net realized gain on investments                   91,047            23,305
   Change in net unrealized appreciation/
      depreciation of investments                   (104,712)          103,509
                                                   ---------        ----------
      Increase (decrease) in net assets resulting
         from operations                             (14,692)          123,534
                                                   ---------        ----------
Distributions to shareholders from:
   Net realized gains                                (54,316)          (12,865)
                                                   ---------        ----------
From capital share transactions:
   Proceeds from shares sold                         105,895           275,675
   Dividend reinvestments                             51,249            11,559
   Cost of shares redeemed                          (140,673)         (251,356)
                                                   ---------        ----------
      Increase in net assets from capital
        share transactions                            16,471            35,878
                                                   ---------        ----------
Net increase (decrease) in net assets                (52,537)          146,547
Net assets:
   Beginning of period                               753,984           607,437
                                                   ---------        ----------
   End of period                                   $ 701,447        $  753,984
                                                   =========        ==========
Undistributed net investment loss included
 in net assets:
   End of period                                   $  (1,027)       $       (5)
                                                   =========        ==========
Change in shares outstanding:
   Shares sold                                         3,303             9,294
   Shares issued for dividends reinvested              1,690               391
   Shares redeemed                                    (4,477)           (8,495)
                                                   ---------        ----------
      Increase in shares outstanding                     516             1,190
                                                   =========        ==========
Authorized shares of $.01 par value                   50,000            50,000
                                                   =========        ==========

See accompanying notes to financial statements.




AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

January 31, 1998
(Unaudited)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this semiannual report pertains only to the Aggressive Growth Fund (the Fund). The Fund's investment objective is appreciation of capital. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of companies that have the prospect of rapidly growing earnings.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated net investment loss by $5,034, increase paid-in capital by $820, and decrease accumulated net realized gain on investments by $5,854.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1998.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of taxes.

(4) INVESTMENT TRANSACTIONS
Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1998 were $399,340,938 and $472,899,895, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1998 was $171,624,128 and $18,515,870, respectively.



(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company. The Fund's management fees are computed as a percentage of its annual average net assets, which on an annual basis is equal to .50% of the first $200,000,000,
 .40% of that portion over  $200,000,000 but not over  $300,000,000,  and .33% of the portion over $300,000,000.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended January 31, 1998 was $1,800.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.



(7)  FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:



                                 Six-Month
                               Period Ended            Year Ended July 31,
                                January 31,       ------------------------------
                                   1998           1997        1996          1995
                                   ----           ----        ----          ----

Net asset value at
   beginning of period           $  32.82     $  27.88     $  24.49      $   17.74
Net investment income (loss)         (.04)(a)     (.14)(a)     (.12 )(a)      (.05)(a)
Net realized and
   unrealized gain (loss)            (.58)        5.65         5.12           8.35
Distributions from net
   investment income                -          -              -             -
Distributions of realized
   capital gains                    (2.34)        (.57)       (1.61)         (1.55)
                                 --------     --------     --------      ---------
Net asset value at
   end of period                 $  29.86     $  32.82     $  27.88      $   24.49
                                 ========     ========     ========      =========
Total return (%) *                  (1.88)       20.00        21.16          49.98
Net assets at
   end of period (000)           $701,447     $753,984     $607,437      $ 363,390
Ratio of expenses to
   average net assets (%)             .72(b)       .74          .74            .86
Ratio of net investment
   income (loss) to
   average net assets (%)            (.27)(b)     (.47)        (.42)          (.28)
Portfolio turnover (%)              55.27        57.15        43.75         138.32
Average commission
   rate paid per share+          $  .0498     $  .0501     $  .0496




                                 Ten-Month
                               Period Ended    Year Ended
                                 July 31,     September 30,
                                   1994           1993
                                   ----           ----


Net asset value at
   beginning of period         $   20.40        $  18.85
Net investment income (loss)        (.02)(a)         .02
Net realized and
   unrealized gain (loss)          (1.37)           3.67
Distributions from net
   investment income                (.02)            -
Distributions of realized
   capital gains                   (1.25)          (2.14)
                               ---------        --------
Net asset value at
   end of period               $   17.74        $  20.40
                               =========        ========
Total return (%) *                 (7.31)          21.32
Net assets at
   end of period (000)         $ 248,953        $277,198
Ratio of expenses to
   average net assets (%)            .83(b)          .86
Ratio of net investment
   income (loss) to
   average net assets (%)           (.10)(b)         .10
Portfolio turnover (%)             98.99          113.01
Average commission
   rate paid per share+



   * Assumes reinvestment of all dividend income and capital gain distributions during the period.
   + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
 (a) Calculated using weighted average shares.
 (b) Annualized. The ratio is not necessarily indicative of 12 months of operations.


===============================================================================


                                    Directors
                     Robert G. Davis, Chairman of the Board
           Michael J.C. Roth, President and Vice Chairman of the Board
                      John W. Saunders, Jr., Vice President
                               Barbara B. Dreeben
                             Howard L. Freeman, Jr.
                                 Robert L. Mason
                                Richard A. Zucker

                 Investment Adviser, Underwriter and Distributor
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288


                                 Transfer Agent
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

                                    Custodian
                       State Street Bank and Trust Company
                                  P.O. Box 1713
                           Boston, Massachusetts 02105

                                  Legal Counsel
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

                              Independent Auditors
                              KPMG Peat Marwick LLP
                           112 East Pecan, Suite 2400
                            San Antonio, Texas 78205



                              Telephone Assistance
                          Call toll free - Central Time
                     Monday - Friday 8:00 a.m. to 8:00 p.m.
                        Saturdays 8:30 a.m. to 5:00 p.m.

                   For Additional Information On Mutual Funds
                    1-800-531-8181, (in San Antonio) 456-7211
                 For account servicing, exchanges or redemptions
                    1-800-531-8448, (in San Antonio) 456-7202

                        Recorded Mutual Fund Price Quotes
                        24-Hour Service (from any phone)
                    1-800-531-8066, (in San Antonio) 498-8066

                            Mutual Fund Touchline(Registered Trademark)
                          (from Touchtone phones only)
              For account balance, last transaction or fund prices
                    1-800-531-8777, (in San Antonio) 498-8777

================================================================================